Exhibit 1.30

[Translation]

CERTIFICATE OF CONSOLIDATION

Business Corporations Act (CQLR c. S-31.1)

I hereby certify that the corporation

TÉLÉDISTRIBUTION AMOS INC.

has consolidated its articles on March 22, 2021, under the Business Corporations Act, as indicated in the Articles of Consolidation attached hereto.

Filed with the register on March 22, 2021 under Quebec registration number 1142914333 [signed] Enterprise Registrar

[Translation]

SCHEDULE A

to the articles of consolidation of

TÉLÉDISTRIBUTION AMOS INC.

(the “Corporation”)

Any reference in these articles of consolidation to the Companies Act (CQLR, c. C-38) shall be a reference to the Business Corporations Act (Quebec) (R.S.Q. c. S-31.1), as currently in effect or as it may be amended from time to time, and any reference to a section in the Companies Act (CQLR, c. C-38) in these articles of consolidation is a reference to a section in the Business Corporations Act (Quebec) (R.S.Q. c. S-31.1) as such section is currently numbered or as it may be amended from time to time.

CLASS “A” SHARES

An unlimited number of Class “A” Shares, without par value, subject to the following rights, privileges, conditions and restrictions:

1.	Holders of Class “A” Shares shall be entitled to vote at all meetings of shareholders, except those at which only shareholders of certain classes are entitled to vote;

2.	Subject to the rights and privileges attaching to the other classes of shares, holders of Class “A” Shares shall be entitled to participate in the property, profits and asset surplus of the Corporation and share the remaining property of the Corporation upon the liquidation thereof.

CLASS “B” SHARES

B.1       GENERAL:

The Corporation is authorized to issue an unlimited number of Class “B” Shares for a consideration paid to the subdivision of the also unlimited issued and paid-up capital account. These shares have no par value.

B.2       VOTING RIGHTS:

Subject to the provisions of the Companies Act, holders of Class “B” Shares shall not be entitled to receive notice of, attend or vote at meetings of shareholders of the Corporation.

B.3       DIVIDEND:

Holders of Class “B” Shares shall be entitled to receive a non-cumulative, annual preferential dividend, set at a maximum rate of three percent (3%) per annum, in preference to the holders of Class “C” and Class “A” Shares, out of the profits or available funds for purposes of dividends, calculated on the redemption value of the Class “B” Shares, as described in section B.6. This dividend shall be payable at the time and on the terms the directors may determine at their discretion.

B.4       REPAYMENT:

Holders of Class “B” Shares shall be entitled to receive, upon dissolution, winding-up or any total or partial distribution of property of the Corporation, in preference to the holders of Class “C” and Class “A” Shares, an amount equivalent to the redemption value of the Class “B” Shares, as described in section B.6, and all declared and unpaid dividends on Class “B” Shares.

B.5       ADDITIONAL PARTICIPATION:

Holders of Class “B” Shares shall not be entitled to any additional participation in the property, profits or asset surplus of the Corporation.

B.6       REDEMPTION AT THE REQUEST OF THE HOLDER:

Any holder of Class “B” Shares may require, at any time and upon written request, the Corporation to redeem all or any of the Class “B” Shares that it holds, for a redemption value equal to the amount paid to the subdivision of the issued and paid-up share capital account for those shares, and all declared and unpaid dividends plus a premium equal to the difference between, on the one hand, the fair market value of the consideration received by the Corporation upon issuance of Class “B” Shares and, on the other hand, the sum of:

(a)	the amount paid to the subdivision of the issued and paid-up share capital account for those shares; and

(b)	the fair market value of any property, other than a Class “B” Share, given by the Corporation in payment of such consideration; and

(c)	the reduction with payment of the subdivision of the issued and paid-up share capital account attaching to the Class “B” Shares since their issuance.

This redemption price thus determined shall constitute the redemption value of the Class “B” Shares. The Corporation and the subscriber of Class “B” Shares shall determine by mutual consent at the time the Class “B” Shares are issued, the fair market value of the aforementioned consideration. In the event of a disagreement with the federal or provincial department of revenue, the appraisal by such department of the fair market value of this consideration shall prevail, and the amount of the premium shall be adjusted accordingly, if the department provides the Corporation and the holder of the Class “B” Shares with the opportunity to contest the appraisal with the department or before the courts. Where the federal and provincial appraisals differ, the amount of the premium shall be equal to the lowest of the appraisals established in accordance with an undisputed assessment or a final judgment, as the case may be.

In addition, in the event that at the time of an adjustment, all Class “B” Shares have already been redeemed, the Corporation shall pay the holders, once it can legally do so, any additional premium amount, if the adjustment is upwards, or the holders shall repay the Corporation any excess premium amount received if the adjustment is downward, with interest at the higher of the rate prescribed under section 28 of the Act respecting the ministère du Revenu or section 4301 of the Income Tax Regulations, as set for the periods covered, the whole prorated to the Class “B” Shares held by each holder. If only part of the Class “B” Shares had been redeemed, the proportion of the additional payment or repayment, as the case may be, corresponding to the already redeemed shares, will be carried out as soon as legally possible, with interest at the above-determined rate, and as for the rate related to the shares remaining to be redeemed, it will adjust, upwards or downwards, as the case may be, the amount of the premium for such shares.

Subject to the provisions provided in section 123.54 of the Companies Act, the Corporation shall acquire shares upon receipt of the written request or on any other date provided in the request and, have thirty (30) days to pay the redemption price to the holder. The Corporation shall pay any balance of purchase price, if any, as soon as it can legally do so.

The shares so redeemed shall be automatically cancelled and the Corporation shall reduce the subdivision of its issued and paid-up share capital account, in accordance with section 123.51 of the Companies Act.

B.7       PURCHASE BY PRIVATE AGREEMENT:

Subject to the provisions provided in section 123.56 of the Companies Act, the Corporation may, without notice, when it deems it appropriate, and without considering the other classes of shares, purchase by mutual agreement all or part of the Class “B” Shares issued and outstanding, at the best price possible. However, such purchase price shall never exceed the aforementioned redemption price or the realizable value of the net assets of the Corporation attached to the Class “B” Shares.

The shares so redeemed shall be automatically cancelled and the Corporation shall reduce the subdivision of its issued and paid-up share capital account, in accordance with section 123.51 of the Companies Act.

B.8       RIGHT OF VETO:

No conversion of Class “B” Shares and no creation of new classes of shares ranking before or equally and no amendment of the rights, privileges, conditions and restrictions attaching to Class “B” Shares may be authorized without the prior approval of at least three quarters (3/4) of the Class “B” Shares, and also, separately, of each class of shares of which the rights could be adversely affected by such conversion, creation or amendment represented by their holders in attendance at a special meeting or special general meeting called for this purpose, in addition to the other formalities provided in the Companies Act.

CLASS “C” SHARES (ROLLOVER SHARES)

C.1       GENERAL:

The Corporation is authorized to issue an unlimited number of Class “C” Shares for a consideration paid to the subdivision of the also unlimited issued and paid-up capital account. These shares have no par value.

C.2       VOTING RIGHTS:

Subject to the provisions of the Companies Act, holders of Class “C” Shares shall not be entitled to receive notice of, attend or vote at meetings of shareholders of the Corporation.

C.3       DIVIDEND:

Holders of Class “C” Shares shall be entitled to receive a non-cumulative, monthly preferential dividend, set at the prime rate for commercial loans at the Corporation’s principal financial institution at the time of the dividend declaration, in preference to the holders of Class “A” Shares, out of the profits or available funds for purposes of dividends, calculated on the redemption value of the Class “C” Shares, as described in section B.6. This dividend shall be payable at the time and on the terms the directors may determine at their discretion. This dividend may not be declared for more than one month at a time.

C.4       REPAYMENT:

Holders of Class “C” Shares shall be entitled to receive, upon dissolution, winding-up or any total or partial distribution of property of the Corporation, in preference to the holders of Class “A” Shares, an amount equivalent to the redemption value of the Class “C” Shares, as described in section B.6, and all declared and unpaid dividends on Class “C” Shares.

C.5       ADDITIONAL PARTICIPATION:

Holders of Class “C” Shares shall not be entitled to any additional participation in the property, profits or asset surplus of the Corporation.

C.6       REDEMPTION AT THE REQUEST OF THE HOLDER:

Any holder of Class “C” Shares may require, at any time and upon written request, the Corporation to redeem all or any of the Class “C” Shares that it holds, for a redemption value equal to the amount paid to the subdivision of the issued and paid-up share capital account for those shares, and all declared and unpaid dividends plus a premium equal to the difference between, on the one hand, the fair market value of the consideration received by the Corporation upon issuance of the Class “C” Shares and, on the other hand, the sum of:

(a)	the amount paid to the subdivision of the issued and paid-up share capital account for those shares; and

(b)	the fair market value of any property, other than a Class “C” Share, given by the Corporation in payment of such consideration; and

(c)	the reduction with payment of the subdivision of the issued and paid-up share capital account attaching to the Class “C” Shares since their issuance.

This redemption price thus determined shall constitute the redemption value of the Class “C” Shares. The Corporation and the subscriber of Class “C” Shares shall determine by mutual consent at the time the Class “C” Shares are issued, the fair market value of the aforementioned consideration. In the event of a disagreement with the federal or provincial department of revenue, the appraisal by such department of the fair market value of this consideration shall prevail, and the amount of the premium shall be adjusted accordingly, if the department provides the Corporation and the holder of the Class “C” Shares with the opportunity to contest the appraisal with the department or before the courts. Where the federal and provincial appraisals differ, the amount of the premium shall be equal to the lowest of the appraisals established in accordance with an undisputed assessment or a final judgment, as the case may be.

In addition, in the event that at the time of an adjustment, all Class “C” Shares have already been redeemed, the Corporation shall pay the holders, once it can legally do so, any additional premium amount, if the adjustment is upwards, or the holders shall repay the Corporation any excess premium amount received if the adjustment is downward, with interest at the higher of the rate prescribed under section 28 of the Act respecting the ministère du Revenu or section 4301 of the

Income Tax Regulations, as set for the periods covered, the whole prorated to the Class “C” Shares held by each holder. If only part of the Class “C” Shares had been redeemed, the proportion of the additional payment or repayment, as the case may be, corresponding to the already redeemed shares, will be carried out as soon as legally possible, with interest at the above-determined rate, and as for the rate related to the shares remaining to be redeemed, it will adjust, upwards or downwards, as the case may be, the amount of the premium for such shares.

Subject to the provisions provided in section 123.54 of the Companies Act, the Corporation shall then acquire shares upon receipt of the written request or on any other date provided in the request and, shall have thirty (30) days to pay the redemption price to the holder. The Corporation shall pay any balance of purchase price, if any, as soon as it can legally do so.

The shares so redeemed shall be automatically cancelled and the Corporation shall reduce the subdivision of its issued and paid-up share capital account, in accordance with section 123.51 of the Companies Act.

C.7       PURCHASE BY PRIVATE AGREEMENT:

Subject to the provisions provided in section 123.56 of the Companies Act, the Corporation may, without notice, when it deems it appropriate, and without considering the other classes of shares, purchase by mutual agreement all or part of the Class “C” Shares issued and outstanding, at the best price possible. However, such purchase price shall never exceed the aforementioned redemption price or the realizable value of the net assets of the Corporation attached to the Class “C” Shares.

The shares so redeemed shall be automatically cancelled and the Corporation shall reduce the subdivision of its issued and paid-up share capital account, in accordance with section 123.51 of the Companies Act.

C.8       RIGHT OF VETO:

No conversion of Class “C” Shares and no creation of new classes of shares ranking before or equally and no amendment of the rights, privileges, conditions and restrictions attaching to Class “C” Shares may be authorized without the prior approval of at least three quarters (3/4) of the Class “C” Shares, and also, separately, of each class of shares of which the rights could be adversely affected by such conversion, creation or amendment represented by their holders present at a special meeting or special general meeting called for this purpose, in addition to the other formalities provided in the Companies Act.

CLASS “D” SHARES

The number of Class “D” Shares is unlimited; Class “D” Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

(1)          Dividend and Participation. The holders of Class “D” Shares shall not participate in the profits or the asset surplus of the Corporation and, for that purpose, shall not be entitled to receive any dividend declared by the Corporation.

(2)           Repayment. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Corporation, whether or not voluntary, the assets of the Corporation are distributed, the holders of Class “D” Shares shall be entitled, in preference to the holders of any other class of shares, to repayment of the amount paid into the subdivision of the issued and paid-up share capital account relating to the Class “D” Shares.

(3)          Voting Rights. The holders of Class “D” Shares shall be entitled to vote at all meetings of shareholders of the Corporation, and each Class “D” Share shall entitle the holder thereof to one (1) vote, except at meetings where only the holders of another class of shares are entitled to vote.

(4)          Redemption Right. Subject to the provisions of section 123.54 of the COMPANIES ACT, the holders of Class “D” Shares shall be entitled, at any time and upon written request, to require the Corporation to redeem all or part of their shares at a price equal to the amount paid for the said shares into the subdivision of the issued and paid-up share capital account relating to the Class “D” Shares. The Corporation shall redeem the shares upon receipt of the request for redemption and, from such date, shall have thirty (30) days to pay the redemption price of the Class “D” Shares to the former holder thereof. Where the provisions of section 123.54 of the COMPANIES ACT prevent the Corporation from doing so within the aforesaid time limit, the Corporation shall pay a first portion of the redemption price within the thirty (30) days set forth above and any outstanding balance as soon as it may legally do so.

The Class “D” Shares, redeemed at the request of a shareholder, shall be cancelled on the date of redemption, and, pursuant to the provisions of section 123.51 of the COMPANIES ACT, the Corporation shall reduce the subdivision of its issued and paid-up share capital account relating to the Class “D” Shares.

(5)          Right to Purchase. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Corporation may, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by private agreement and at the best possible price all or part of the outstanding Class “D” Shares.

The Class “D” Shares purchased shall be automatically cancelled on the date of purchase, and, pursuant to the provisions of section 123.51 of the COMPANIES ACT, the Corporation shall reduce the subdivision of its issued and paid-up share capital account relating to the Class “D” Shares.

(6) Right of Veto. No conversion of Class “D” Shares, and no creation of other classes of shares ranking equally or before the Class “D” Shares may be authorized and the aforementioned provisions with respect to the Class “D” Shares may not be amended, nor those relating to other classes of shares, in such a way as to confer on such shares rights or privileges equal to or greater than those attached to Class “D” Shares, unless this creation, conversion or amendment has been approved by the vote of at least 3/4 of the Class “D” Shares represented by their holders present or represented at a special meeting or special general meeting called for this purpose, in addition to the other formalities provided in the COMPANIES ACT.

CLASS “E” SHARES

The number of Class “E” Shares is unlimited; Class “E” Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

(1)           Dividend and Participation. When the Corporation declares a dividend, the holders of Class “E” Shares shall be entitled to receive up to and not exceeding the declared dividend, in preference to the holders of Class “A”, Class “B”, Class “C”, Class “F”, and Class “G” Shares and from the funds set aside for payment of dividends, a non-cumulative preferential annual dividend at the rate of eight percent (8%) per annum, calculated on the “Redemption Value” (as defined in section (5) below) of the Class “E” Shares; the directors shall be responsible for determining the time and terms of payment of such dividends.

(2)          Repayment. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Corporation, whether or not voluntary, the assets of the Corporation are distributed, the holders of Class “E” Shares shall be entitled, in preference to the holders of Class “A”, Class “B”, Class “C”, Class “F”, and Class “G” Shares, but subsequent to the holders of Class “D” Shares, to receive payment of the “Redemption Value” (as defined in section (5) below) of the Class “E” Shares, to which shall be added the amount of any declared but unpaid dividends on the Class “E” Shares.

(3)          Additional Participation. The Class “E” Shares shall not carry any further right to participate in the profits or asset surplus of the Corporation.

(4)          Voting Rights. Subject to the provisions of the COMPANIES ACT, the holders of Class “E” Shares shall not, as such, be entitled to receive notice of, attend or vote at the meetings of shareholders of the Corporation.

(5)           Redemption Right. Any holder of Class “E” Shares may require, at any time and upon written request, the Corporation to redeem all or any of the Class “E” Shares that it holds, for a redemption value equal to the amount paid to the subdivision of the issued and paid-up share capital account for those shares, and all declared and unpaid dividends plus a premium equal to the difference between, on the one hand, the fair market value of the consideration received by the Corporation upon issuance of the Class “E” Shares and, on the other hand, the sum of:

(a)	the amount paid to the subdivision of the issued and paid-up share capital account for those shares; and

(b)	the fair market value of any property, other than a Class “E” Share, given by the Corporation in payment of such consideration; and

(c)	the reduction with payment of the subdivision of the issued and paid-up share capital account attaching to the Class “E” Shares since their issuance.

This redemption price thus determined shall constitute the redemption value of the Class “E” Shares. The Corporation and the subscriber of Class “E” Shares shall determine by mutual consent at the time the Class “E” Shares are issued, the fair market value of the aforementioned consideration. In the event of a disagreement with the federal or provincial department of revenue, the appraisal by such department of the fair market value of this consideration shall prevail, and the amount of the premium shall be adjusted accordingly, if the department provides the Corporation and the holder of the Class “E” Shares with the opportunity to contest the appraisal with the department or before the courts. Where the federal and provincial appraisals differ, the amount of the premium shall be equal to the lowest of the appraisals established in accordance with an undisputed assessment or a final judgment, as the case may be.

In addition, in the event that at the time of an adjustment, all Class “E” Shares have already been redeemed, the Corporation shall pay the holders, once it can legally do so, any additional premium amount, if the adjustment is upwards, or the holders shall repay the Corporation any excess premium amount received if the adjustment is downward, with interest at the higher of the rate prescribed under section 28 of the Act respecting the ministère du Revenu or section 4301 of the Income Tax Regulations, as set for the periods covered, the whole prorated to the Class “E” shares held by each holder. If only part of the Class “E” Shares had been redeemed, the proportion of the additional payment or repayment, as the case may be, corresponding to the already redeemed shares, will be carried out as soon as legally possible, with interest at the above-determined rate, and as for the rate related to the shares remaining to be redeemed, it will adjust, upwards or downwards, as the case may be, the amount of the premium for such shares.

Subject to the provisions provided in section 123.54 of the Companies Act, the Corporation shall then acquire shares upon receipt of the written request or on any other date provided in the request and, have thirty (30) days to pay the redemption price to the holder. The Corporation shall pay any balance of purchase price, if any, as soon as it can legally do so.

The shares so redeemed shall be automatically cancelled and the Corporation shall reduce the subdivision of its issued and paid-up share capital account, in accordance with section 123.51 of the COMPANIES ACT.

(6)    Right to Purchase. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Corporation may, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by private agreement and at the best possible price all or part of the outstanding Class “E” Shares. However, such purchase price shall never exceed the aforementioned redemption price or the realizable value of the net assets of the Corporation.

Class “E” Shares purchased shall be automatically cancelled on the date of purchase, and, pursuant to the provisions of section 123.51 of the COMPANIES ACT, the Corporation shall reduce the subdivision of its issued and paid-up share capital account relating to the Class “E” Shares.

(7)    Right of Veto. No conversion of Class “E” Shares, and no creation of other classes of shares ranking equally or before the Class “E” Shares may be authorized and the aforementioned provisions with respect to the Class “E” Shares may not be amended, nor those relating to other classes of shares, in such a way as to confer on such shares rights or privileges equal to or greater than those attached to Class “E” Shares, unless this creation, conversion or amendment has been approved by the vote of at least 3/4 of the Class “E” Shares represented by their holders present or represented at a special meeting or special general meeting called for this purpose, in addition to the other formalities provided in the COMPANIES ACT.

CLASS “F” SHARES

The number of Class “F” Shares is unlimited; Class “F” Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

(1)          Dividend. When the Corporation declares a dividend, the holders of Class “F” Shares shall be entitled to receive up to and not exceeding the declared dividend, in preference to the holders of Class “A”, Class “B”, Class “C”, and Class “G”, but subsequent to the holders of Class “E” Shares, and from the funds set aside for payment of dividends, a non-cumulative preferential annual dividend at the rate of eight and a half percent (8.5%) per annum, calculated on the “Redemption Value” (as defined in section (5) below) of the Class “F” Shares; the directors shall be responsible for determining the time and terms of payment of such dividends.

(2)          Repayment. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Corporation, whether or not voluntary, the assets of the Corporation are distributed, the holders of Class “F” Shares shall be entitled, in preference to the holders of Class “A”, Class “B”, Class “C”, and Class “G” Shares, but subsequent to the holders of Class “D” and Class “E” Shares, to receive payment of the “Redemption Value” (as defined in section (5) below) of the Class “F” Shares, to which shall be added the amount of any declared but unpaid dividends on the Class “F” Shares.

(3)          Additional Participation. The Class “F” Shares shall not carry any further right to participate in the profits or asset surplus of the Corporation.

(4)          Voting Rights. Subject to the provisions of the COMPANIES ACT, the holders of Class “F” Shares shall not, as such, be entitled to receive notice of, attend or vote at the meetings of shareholders of the Corporation.

(5)          Redemption Right. Any holder of Class “F” Shares may require, at any time and upon written request, the Corporation to redeem all or any of the Class “F” Shares that it holds, for a redemption value equal to the amount paid to the subdivision of the issued and paid-up share capital account for those shares, and all declared and unpaid dividends plus a premium equal to the difference between, on the one hand, the fair market value of the consideration received by the Corporation upon issuance of the Class “F” Shares and, on the other hand, the sum of:

(a)	the amount paid to the subdivision of the issued and paid-up share capital account for those shares; and

(b)	the fair market value of any property, other than a Class “F” Share, given by the Corporation in payment of such consideration; and

(c)	the reduction with payment of the subdivision of the issued and paid-up share capital account attaching to the Class “F” Shares since their issuance.

This redemption price thus determined shall constitute the redemption value of the Class “F” Shares. The Corporation and the subscriber of Class “F” Shares shall determine by mutual consent at the time the Class “F” Shares are issued, the fair market value of the aforementioned consideration. In the event of a disagreement with the federal or provincial department of revenue, the appraisal by such department of the fair market value of this consideration shall prevail, and the amount of the premium shall be adjusted accordingly, if the department provides the Corporation and the holder of the Class “F” Shares with the opportunity to contest the appraisal with the department or before the courts. Where the federal and provincial appraisals differ, the amount of the premium shall be equal to the lowest of the appraisals established in accordance with an undisputed assessment or a final judgment, as the case may be.

In addition, in the event that at the time of an adjustment, all Class “F” Shares have already been redeemed, the Corporation shall pay the holders, once it can legally do so, any additional premium amount, if the adjustment is upwards, or the holders shall repay the Corporation any excess premium amount received if the adjustment is downward, with interest at the higher of the rate prescribed under section 28 of the Act respecting the ministère du Revenu or section 4301 of the Income Tax Regulations, as set for the periods covered, the whole prorated to the Class “F” Shares held by each holder. If only part of the Class “F” Shares had been redeemed, the proportion of the additional payment or repayment, as the case may be, corresponding to the already redeemed shares, will be carried out as soon as legally possible, with interest at the above-determined rate, and as for the rate related to the shares remaining to be redeemed, it will adjust, upwards or downwards, as the case may be, the amount of the premium for such shares.

Subject to the provisions provided in section 123.54 of the COMPANIES ACT, the Corporation shall then acquire shares upon receipt of the written request or on any other date provided in the request and, have thirty (30) days to pay the redemption price to the holder. The Corporation shall pay any balance of purchase price, if any, as soon as it can legally do so.

The shares so redeemed shall be automatically cancelled and the Corporation shall reduce the subdivision of its issued and paid-up share capital account, in accordance with section 123.51 of the COMPANIES ACT.

(6)         Right to Purchase. Subject to the provisions of Section 123.56 of the COMPANIES ACT, the Corporation may, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by private agreement and at the best possible price all or part of the outstanding Class “F” Shares. However, such purchase price shall never exceed the aforementioned redemption price or the realizable value of the net assets of the Corporation.

Class “F” Shares purchased shall be automatically cancelled on the date of purchase, and, pursuant to the provisions of Section 123.51 of the COMPANIES ACT, the Corporation shall reduce the subdivision of its issued and paid-up share capital account relating to the Class “F” Shares.

(7)        Right of Veto. No conversion of Class “F” Shares, and no creation of other classes of shares ranking equally or before the Class “F” Shares may be authorized and the aforementioned provisions with respect to the Class “F” Shares may not be amended, nor those relating to other classes of shares, in such a way as to confer on such shares rights or privileges equal to or greater than those attached to Class “F” Shares, unless this creation, conversion or amendment has been approved by the vote of at least ¾ of the Class “F” Shares represented by their holders present or represented at a special meeting or general meeting called for this purpose, in addition to the other formalities provided in the COMPANIES ACT.

CLASS “G” SHARES

The number of Class “G” Shares is unlimited; Class “G” Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

(1)     Dividend. When the Corporation declares a dividend, the holders of Class “G” Shares shall be entitled to receive up to and not exceeding the declared dividend, in preference to the holders of Class “A”, Class “B”, and Class “C”, but subsequent to the holders of Class “E” and Class “F” Shares, and from the funds set aside for payment of dividends, a non-cumulative preferential annual dividend at the rate of nine percent (9%) per annum, calculated on the “Redemption Value” (as defined in Section (5) below) of the Class “G” Shares; the directors shall be responsible for determining the time and terms of payment of such dividends.

(2)      Repayment. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Corporation, whether or not voluntary, the assets of the Corporation are distributed, the holders of Class “G” Shares shall be entitled, in preference to the holders of Class “A”, Class “B” and Class “C” Shares, but subsequent to the holders of Class “D”, Class “E” and Class “F”, Shares, to receive payment of the “Redemption Value” (as defined in Section (5) below) of the Class “G” Shares, to which shall be added the amount of any declared but unpaid dividends on the Class “G” Shares.

(3)     Additional Participation. The Class “G” Shares shall not carry any further right to participate in the profits or asset surplus of the Corporation.

(4)     Voting Rights. Subject to the provisions of the COMPANIES ACT, the holders of Class “G” Shares shall not, as such, be entitled to receive notice of, attend or vote at the meetings of shareholders of the Corporation.

(5)     Redemption Right. Any holder of Class “G” Shares may require, at any time and upon written request, the Corporation to redeem all or any of the Class “G” Shares that it holds, for a redemption value equal to the amount paid to the subdivision of the issued and paid-up share capital account for those shares, and all declared and unpaid dividends plus a premium equal to the difference between, on the one hand, the fair market value of the consideration received by the Corporation upon issuance of the Class “G” Shares and, on the other hand, the sum of:

(a)  the amount paid to the subdivision of the issued and paid-up share capital account for those shares; and

(b)  the fair market value of any property, other than a Class “G” Share, given by the Corporation in payment of such consideration; and

(c)  the reduction with payment of the subdivision of the issued and paid-up share capital account attaching to the Class “G” Shares since their issuance.

This redemption price thus determined shall constitute the redemption value of the Class “G” shares. The Corporation and the subscriber of Class “G” Shares shall determine by mutual consent at the time the Class “G” Shares are issued, the fair market value of the aforementioned consideration. In the event of a disagreement with the federal or provincial department of revenue, the appraisal by such department of the fair market value of this consideration shall prevail, and the amount of the premium shall be adjusted accordingly, if the department provides the Corporation and the holder of the Class “G” Shares with the opportunity to contest the appraisal with the department or before the courts. Where the federal and provincial appraisals differ, the amount of the premium shall be equal to the lowest of the appraisals established in accordance with an undisputed assessment or a final judgment, as the case may be.

In addition, in the event that at the time of an adjustment, all Class “G” Shares have already been redeemed, the Corporation shall pay the holders, once it can legally do so, any additional premium amount, if the adjustment is upwards, or the holders shall repay the Corporation any excess premium amount received if the adjustment is downward, with interest at the higher of the rate prescribed under section 28 of the Act respecting the ministère du Revenu or section 4301 of the Income Tax Regulations, as set for the periods covered, the whole prorated to the Class “G” Shares held by each holder. If only part of the Class “G” Shares had been redeemed, the proportion of the additional payment or repayment, as the case may be, corresponding to the already redeemed shares, will be carried out as soon as legally possible, with interest at the above-determined rate, and as for the rate related to the shares remaining to be redeemed, it will adjust, upwards or downwards, as the case may be, the amount of the premium for such shares.

Subject to the provisions provided in section 123.54 of the COMPANIES ACT, the Corporation shall then acquire shares upon receipt of the written request or on any other date provided in the request and, have thirty (30) days to pay the redemption price to the holder. The Corporation shall pay any balance of purchase price, if any, as soon as it can legally do so.

The shares so redeemed shall be automatically cancelled and the Corporation shall reduce the subdivision of its issued and paid-up share capital account, in accordance with section 123.51 of the COMPANIES ACT.

(6)    Right to Purchase. Subject to the provisions of Section 123.56 of the COMPANIES ACT, the Corporation may, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by private agreement and at the best possible price all or part of the outstanding Class “G” Shares. However, such purchase price shall never exceed the aforementioned redemption price or the realizable value of the net assets of the Corporation.

Class “G” Shares purchased shall be automatically cancelled on the date of purchase, and, pursuant to the provisions of Section 123.51 of the COMPANIES ACT, the Corporation shall reduce the subdivision of its issued and paid-up share capital account relating to the Class “G” Shares.

(7)    Right of Veto. No conversion of Class “G” Shares, and no creation of other classes of shares ranking equally or before the Class “G” Shares may be authorized and the aforementioned provisions with respect to the Class “G” Shares may not be amended, nor those relating to other classes of shares, in such a way as to confer on such shares rights or privileges equal to or greater than those attached to Class “G” Shares, unless this creation, conversion or amendment has been approved by the vote of at least ¾ of the Class “G” Shares represented by their holders present or represented at a special meeting or special general meeting called for this purpose, in addition to the other formalities provided in the COMPANIES ACT.

CLASS “H” SHARES (ROLLOVER SHARES)

H.1       GENERAL

The Corporation is authorized to issue an unlimited number of Class “H” Shares for a consideration paid to the subdivision of the also unlimited issued and paid-up capital account. These shares have no par value.

H.2       VOTING RIGHTS:

Subject to the provisions of the Companies Act, holders of Class “H” Shares shall not be entitled to receive notice of, attend or vote at meetings of shareholders of the Corporation.

H.3       DIVIDEND:

Holders of Class “H” Shares shall, with the holders of Class “I” Shares, be entitled to receive a non-cumulative, monthly preferential dividend, set at a maximum rate of half of one percent (1/2 of 1%) per month, in preference to the holders of Class “J”, Class “K”, Class “B”, Class “C”, and Class “A” Shares, out of the profits or available funds for purposes of dividends, calculated on the redemption value of the Class “H” Shares, as described in section B.6. This dividend shall be payable at the time and on the terms the directors may determine at their discretion. This dividend may not be declared for more than one month at a time.

H.4       REPAYMENT:

Holders of Class “H” Shares shall, with the holders of Class “I” Shares, be entitled to receive, upon dissolution, winding-up or any total or partial distribution of property of the Corporation, in preference to the holders of Class “J”, Class “K”, Class “B”, Class “C”, and Class “A” Shares, an amount equivalent to the redemption value of the Class “H” Shares, as described in section B.6, and all declared and unpaid dividends on Class “H” Shares.

H.5       ADDITIONAL PARTICIPATION:

Holders of Class “H” Shares shall not be entitled to any additional participation in the property, profits or asset surplus of the Corporation.

H.6       REDEMPTION AT THE REQUEST OF THE HOLDER:

Any holder of Class “H” Shares may require, at any time and upon written request, the Corporation to redeem all or any of the Class “H” Shares that it holds, for a redemption value equal to the amount paid to the subdivision of the issued and paid-up share capital account for those shares, and all declared and unpaid dividends plus a premium equal to the difference between, on the one hand, the fair market value of the consideration received by the Corporation upon issuance of the Class “H” Shares and, on the other hand, the sum of:

(a)	the amount paid to the subdivision of the issued and paid-up share capital account for those shares; and

(b)	the fair market value of any property, other than a Class “H” Share, given by the Corporation in payment of such consideration; and

(c)	the reduction with payment of the subdivision of the issued and paid-up share capital account attaching to the Class “H” Shares since their issuance.

This redemption price thus determined shall constitute the redemption value of the Class “H” Shares. The Corporation and the subscriber of Class “H” Shares shall determine by mutual consent at the time the Class “H” Shares are issued, the fair market value of the aforementioned consideration. In the event of a disagreement with the federal or provincial department of revenue, the appraisal by such department of the fair market value of this consideration shall prevail, and the amount of the premium shall be adjusted accordingly, if the department provides the Corporation and the holder of the Class “H” Shares with the opportunity to contest the appraisal with the department or before the courts. Where the federal and provincial appraisals differ, the amount of the premium shall be equal to the lowest of the appraisals established in accordance with an undisputed assessment or a final judgment, as the case may be.

In addition, in the event that at the time of an adjustment, all Class “H” Shares have already been redeemed, the Corporation shall pay the holders, once it can legally do so, any additional premium amount, if the adjustment is upwards, or the holders shall repay the Corporation any excess premium amount received if the adjustment is downward, with interest at the higher of the rate prescribed under section 28 of the Act respecting the ministère du Revenu or section 4301 of the Income Tax Regulations, as set for the periods covered, the whole prorated to the Class “H” Shares held by each holder. If only part of the Class “H” Shares had been redeemed, the proportion of the additional payment or repayment, as the case may be, corresponding to the already redeemed shares, will be carried out as soon as legally possible, with interest at the above-determined rate, and as for the rate related to the shares remaining to be redeemed, it will adjust, upwards or downwards, as the case may be, the amount of the premium for such shares.

Subject to the provisions provided in section 123.54 of the Companies Act, the Corporation shall then acquire shares upon receipt of the written request or on any other date provided in the request and, have thirty (30) days to pay the redemption price to the holder. The Corporation shall pay any balance of purchase price, if any, as soon as it can legally do so.

The shares so redeemed shall be automatically cancelled and the Corporation shall reduce the subdivision of its issued and paid-up share capital account, in accordance with section 123.51 of the Companies Act.

H.7       PURCHASE BY PRIVATE AGREEMENT:

Subject to the provisions provided in section 123.56 of the Companies Act, the Corporation may, without notice, when it deems it appropriate, and without considering the other classes of shares, purchase by mutual agreement all or part of the Class “H” Shares issued and outstanding, at the best price possible. However, such purchase price shall never exceed the aforementioned redemption price or the realizable value of the net assets of the Corporation attached to the Class “H” Shares.

The shares so redeemed shall be automatically cancelled and the Corporation shall reduce the subdivision of its issued and paid-up share capital account, in accordance with section 123.51 of the Companies Act.

H.8       RIGHT OF VETO:

No conversion of Class “H” Shares and no creation of new classes of shares ranking before or equally and no amendment of the rights, privileges, conditions and restrictions attaching to Class “H” Shares may be authorized without the prior approval of at least three quarters (3/4) of the Class “H” Shares, and also, separately, of each class of shares of which the rights could be adversely affected by such conversion, creation or amendment represented by their holders in attendance at a special meeting or special general meeting called for this purpose, in addition to the other formalities provided in the Companies Act.

CLASS “I” SHARES (ROLLOVER SHARES)

I.1       GENERAL:

The Corporation is authorized to issue an unlimited number of Class “I” Shares for a consideration paid to the subdivision of the also unlimited issued and paid-up capital account. These shares have no par value of one dollar ($1) per share.

I.2       VOTING RIGHTS:

Subject to the provisions of the Companies Act, holders of Class “I” Shares shall not be entitled to receive notice of, attend or vote at meetings of shareholders of the Corporation.

I.3       DIVIDEND:

Holders of Class “I” Shares shall, with the holders of Class “H” Shares, be entitled to receive a non-cumulative, monthly preferential dividend, set at a maximum rate of three quarters of one percent (3/4 of 1%) per month, in preference to the holders of Class “J”, Class “K”, Class “B”, Class “C”, and Class “A” Shares, out of the profits or available funds for purposes of dividends, calculated on the redemption value of the Class “I” Shares, as described in section B.6. This dividend shall be payable at the time and on the terms the directors may determine at their discretion. This dividend may not be declared for more than one month at a time.

I.4       REPAYMENT:

Holders of Class “I” Shares shall, with the holders of Class “H” Shares, be entitled to receive, upon dissolution, winding-up or any total or partial distribution of property of the Corporation, in preference to the holders of Class “J”, Class “K”, Class “B”, Class “C” and Class “A” Shares, an amount equivalent to the redemption value of the Class “I” Shares, as described in section B.6, and all declared and unpaid dividends on Class “I” Shares.

I.5       ADDITIONAL PARTICIPATION:

Holders of Class “I” Shares shall not be entitled to any additional participation in the property, profits and asset surplus of the Corporation.

I.6       REDEMPTION AT THE REQUEST OF THE HOLDER:

Any holder of Class “I” Shares may require, at any time and upon written request, the Corporation to redeem all or any of the Class “I” Shares that it holds, for a redemption value equal to the amount paid to the subdivision of the issued and paid-up share capital account for those shares, and all declared and unpaid dividends plus a premium equal to the difference between, on the one hand, the fair market value of the consideration received by the Corporation upon issuance of the Class “I” Shares and, on the other hand, the sum of:

(a)	the amount paid to the subdivision of the issued and paid-up share capital account for those shares; and

(b)	the fair market value of any property, other than a Class “I” Share, given by the Corporation in payment of such consideration; and

(c)	the reduction with payment of the subdivision of the issued and paid-up share capital account attaching to the Class “I” Shares since their issuance.

This redemption price thus determined shall constitute the redemption value of the Class “I” Shares. The Corporation and the subscriber of Class “I” Shares shall determine by mutual consent at the time the Class “I” Shares are issued, the fair market value of the aforementioned consideration. In the event of a disagreement with the federal or provincial department of revenue, the appraisal by such department of the fair market value of this consideration shall prevail, and the amount of the premium shall be adjusted accordingly, if the department provides the Corporation and the holder of the Class “I” Shares with the opportunity to contest the appraisal with the department or before the courts. Where the federal and provincial appraisals differ, the amount of the premium shall be equal to the lowest of the appraisals established in accordance with an undisputed assessment or a final judgment, as the case may be.

In addition, in the event that at the time of an adjustment, all Class I” Shares have already been redeemed, the Corporation shall pay the holders, once it can legally do so, any additional premium amount, if the adjustment is upwards, or the holders shall repay the Corporation any excess premium amount received if the adjustment is downward, with interest at the higher of the rate prescribed under section 28 of the Act respecting the ministère du Revenu or section 4301 of the Income Tax Regulations, as set for the periods covered, the whole prorated to the Class “I” Shares held by each holder. If only part of the Class “I” Shares had been redeemed, the proportion of the additional payment or repayment, as the case may be, corresponding to the already redeemed shares, will be carried out as soon as legally possible, with interest at the above-determined rate, and as for the rate related to the shares remaining to be redeemed, it will adjust, upwards or downwards, as the case may be, the amount of the premium for such shares.

Subject to the provisions provided in section 123.54 of the Companies Act, the Corporation shall then acquire shares upon receipt of the written request or on any other date provided in the request and, have thirty (30) days to pay the redemption price to the holder. The Corporation shall pay any balance of purchase price, if any, as soon as it can legally do so.

The shares so redeemed shall be automatically cancelled and the Corporation shall reduce the subdivision of its issued and paid-up share capital account, in accordance with section 123.51 of the Companies Act.

I.7       PURCHASE BY PRIVATE AGREEMENT:

Subject to the provisions provided in section 123.56 of the Companies Act, the Corporation may, without notice, when it deems it appropriate, and without considering the other classes of shares, purchase by mutual agreement all or part of the Class “I” Shares issued and outstanding, at the best price possible. However, such purchase price shall never exceed the aforementioned redemption price or the realizable value of the net assets of the Corporation attached to the Class “I” Shares.

The shares so redeemed shall be automatically cancelled and the Corporation shall reduce the subdivision of its issued and paid-up share capital account, in accordance with section 123.51 of the Companies Act.

I.8       RIGHT OF VETO:

No conversion of Class “I” Shares and no creation of new classes of shares ranking before or equally and no amendment of the rights, privileges, conditions and restrictions attaching to Class “I” Shares may be authorized without the prior approval of at least three quarters (3/4) of the Class “I” Shares, and also, separately, of each class of shares of which the rights could be adversely affected by such conversion, creation or amendment represented by their holders in attendance at a special meeting or special general meeting called for this purpose, in addition to the other formalities provided in the Companies Act.

CLASS “J” SHARES (INVESTMENT SHARES)

J.1       GENERAL:

The Corporation is authorized to issue an unlimited number of Class “J” Shares for a consideration paid to the subdivision of the also unlimited issued and paid-up capital account. These shares have no par value.

J.2       VOTING RIGHTS:

Subject to the provisions of the Companies Act, holders of Class “J” Shares shall not be entitled to receive notice of, attend or vote at meetings of shareholders of the Corporation.

J.3       DIVIDEND:

Holders of Class “J” Shares shall be entitled to receive a non-cumulative, annual preferential dividend, set at a maximum rate of eight percent (8%) per annum, in preference to the holders of Class “K”, Class “B”, Class “C” and Class “A” Shares, out of the profits or available funds for purposes of dividends, calculated on the redemption value of the Class “J” Shares, as described in section B.6. This dividend shall be payable at the time and on the terms the directors may determine at their discretion.

J.4       REPAYMENT:

Holders of Class “J” Shares shall be entitled to receive, upon dissolution, winding-up or any total or partial distribution of property of the Corporation, in preference to the holders of Class “K”, Class “B”, Class “C” and Class “A” Shares, an amount equivalent to the redemption value of the Class “J” Shares, as described in section B.6, and all declared and unpaid dividends on Class “J” Shares.

J.5       ADDITIONAL PARTICIPATION:

Holders of Class “J” Shares shall not be entitled to any additional participation in the property, profits or asset surplus of the Corporation.

J.6       REDEMPTION AT THE REQUEST OF THE HOLDER:

Subject to the provisions provided in section 123.54 of the Companies Act, any holder of Class “J” Shares may require, at any time and upon written request, the Corporation to redeem all or any of the Class “J” Shares that it holds, for a redemption value equal to the amount paid to the subdivision of the issued and paid-up share capital account for those shares, and all declared and unpaid dividends. The Corporation shall then acquire shares upon receipt of the written request or on any other date provided in the request and, have thirty (30) days to pay the redemption price to the holder. The Corporation shall pay any balance of purchase price, if any, as soon as it can legally do so.

The shares so redeemed shall be automatically cancelled and the Corporation shall reduce the subdivision of its issued and paid-up share capital account, in accordance with section 123.51 of the Companies Act.

J.7       PURCHASE BY PRIVATE AGREEMENT:

Subject to the provisions provided in section 123.56 of the Companies Act, the Corporation may, without notice, when it deems it appropriate, and without considering the other classes of shares, purchase by mutual agreement all or part of the Class “J” Shares issued and outstanding, at the best price possible.

The shares so redeemed shall be automatically cancelled and the Corporation shall reduce the subdivision of its issued and paid-up share capital account, in accordance with section 123.51 of the Companies Act.

J.8       RIGHT OF VETO

No conversion of Class “J” Shares and no creation of new classes of shares ranking before or equally and no amendment of the rights, privileges, conditions and restrictions attaching to Class “J” Shares may be authorized without the prior approval of at least three quarters (3/4) of the Class “J” Shares, and also, separately, of each class of shares of which the rights could be adversely affected by such conversion, creation or amendment represented by their holders in attendance at a special meeting or special general meeting called for this purpose, in addition to the other formalities provided in the Companies Act.

CLASS “K” SHARES (INVESTMENT SHARES)

K.1       GENERAL:

The Corporation is authorized to issue an unlimited number of Class “K” Shares for a consideration paid to the subdivision of the also unlimited issued and paid-up capital account. These shares have no par value.

K.2       VOTING RIGHTS:

Subject to the provisions of the Companies Act, holders of Class “K” Shares shall not be entitled to receive notice of, attend or vote at meetings of shareholders of the Corporation.

K.3       DIVIDEND:

Holders of Class “K” Shares shall be entitled to receive a non-cumulative, annual preferential dividend, set at a maximum rate of eight percent (8%) per annum, in preference to the holders of Class “B”, Class “C” and Class “A” Shares, out of the profits or available funds for purposes of dividends, calculated on the redemption value of the Class “K” Shares, as described in section B.6. This dividend shall be payable at the time and on the terms the directors may determine at their discretion.

K.4       REPAYMENT:

Holders of Class “K” Shares shall be entitled to receive, upon dissolution, winding-up or any total or partial distribution of property of the Corporation, in preference to the holders of Class “B”, Class “C” and Class “A” Shares, an amount equivalent to the redemption value of the Class “K” Shares, as described in section B.6, and all declared and unpaid dividends on Class “K” Shares.

K.5       ADDITIONAL PARTICIPATION:

Holders of Class “K” Shares shall not be entitled to any additional participation in the property, profits and asset surplus of the Corporation.

K.6       UNILATERAL REDEMPTION:

Subject to the provisions provided in section 123.53 of the Companies Act, the Corporation may, at any time, unilaterally redeem the Class “K” Shares that it issued for a redemption value equal to the amount paid to the subdivision of the issued and paid-up share capital account for those shares, and all declared and unpaid dividends.

The Corporation shall provide a notice to such effect of at least thirty (30) days of the scheduled redemption date, to any holder of Class “K” Shares. This notice shall be sent by registered or certified mail to any holder subject to the redemption at the address indicated in the registers of the Company or, failing that, at its last known address. The notice must indicate the date, the price, the location, the number of shares subject to the redemption as well as the procedure provided for the surrender of the certificates representing the shares purchased and the payment of the purchase price.

In the event that the redemption covers only part of the Class “K” Shares issued at the time, the redemption shall be made in proportion to the number of shares held by each holder of that class, excluding fractional shares.

The shares so redeemed shall be automatically cancelled and the Corporation shall reduce the subdivision of its issued and paid-up share capital account, in accordance with section 123.51 of the Companies Act.

K.7       PURCHASE BY PRIVATE AGREEMENT:

Subject to the provisions provided in section 123.56 of the Companies Act, the Corporation may, without notice, when it deems it appropriate, and without considering the other classes of shares, purchase by mutual agreement all or part of the Class “K” Shares issued and outstanding, at the best price possible.

The shares so redeemed shall be automatically cancelled and the Corporation shall reduce the subdivision of its issued and paid-up share capital account, in accordance with section 123.51 of the Companies Act.

K.8       RIGHT OF VETO:

No conversion of Class “K” Shares and no creation of new classes of shares ranking before or equally and no amendment of the rights, privileges, conditions and restrictions attaching to Class “K” Shares may be authorized without the prior approval of at least three quarters (3/4) of the Class “K” Shares, and also, separately, of each class of shares of which the rights could be adversely affected by such conversion, creation or amendment represented by their holders in attendance at a special meeting or special general meeting called for this purpose, in addition to the other formalities provided in the Companies Act.

CLASS “L” SHARES

The number of Class “L” Shares is unlimited, and the consideration paid into the subdivision of the issued and paid-up share capital account relating to such shares is also unlimited; Class “L” Shares have no par value and shall carry the following rights, privileges, conditions and restrictions:

(1) Dividend and participation. Subject to the rights and privileges conferred by the other classes of shares, holders of Class “L” Shares shall be entitled to:

(a)         Participate in the property, profits and asset surplus of the Corporation and, for that purpose, receive any dividend declared by the Corporation. The board of directors of the Corporation may, in its sole discretion, allocate the whole of such dividend to holders of Class “L” Shares excluding holders of Class “M”, Class “N”, Class “O” and Class “P” Shares or to holders of Class “M” Shares excluding holders of Class “L”, Class “N”, Class “O” and Class “P” Shares or to holders of Class “N” Shares excluding holders of Class “L”, Class “M”, Class “O” and Class “P” Shares or to holders of Class “O” Shares excluding holders of Class “L”, Class “M”, Class “N” and Class “P” Shares or to holders of Class “P” Shares excluding holders of Class “L”, Class “M”, Class “N” and Class “O” Shares or allocate it between holders of Class “L”, Class “M”, Class “N”, Class “O” and Class “P” Shares in the proportion that it shall determine, without being required to respect equality between these classes. The dividend declared to holders of Class “L” Shares is non-cumulative; and

(b)        Together with the holders of Class “M”, Class “N”, Class “O” and Class “P” Shares, share in the remaining property of the Corporation upon the liquidation or dissolution thereof.

(2)  Restrictions. In addition to the restrictions set forth in the provisions of the Companies Act, the Corporation may neither pay a dividend on Class “L” Shares nor purchase any such shares by mutual agreement if, as a result thereof, the book value of the net assets of the Corporation would be insufficient to redeem the Class “B”, Class “C”, Class “D”, Class “E”, Class “F”, Class “G”, Class “H”, Class “I”, Class “J” and Class “K” Shares.

(3)  Voting rights. Shareholders of this Class are not entitled to vote or to receive notice of or attend any meeting of the shareholders of the Corporation.

CLASS “M” SHARES

The number of Class “M” Shares is unlimited, and the consideration paid into the subdivision of the issued and paid-up share capital account relating to such shares is also unlimited; Class “M” Shares have no par value and shall carry the following rights, privileges, conditions and restrictions:

(1) Dividend and participation. Subject to the rights and privileges conferred by the other classes of shares, holders of Class “M” Shares shall be entitled to:

(a)         Participate in the property, profits and asset surplus of the Corporation and, for that purpose, receive any dividend declared by the Corporation. The board of directors of the Corporation may, in its sole discretion, allocate the whole of such dividend to holders of Class “M” Shares excluding holders of Class “L”, Class “N”, Class “O” and Class “P” Shares or to holders of Class “L” Shares excluding Class “M”, Class “N”, Class “O” and Class “P” Shares or to holders of Class “N” Shares excluding holders of Class “L”, Class “M”, Class “O” and Class “P” Shares or to holders of Class “O” Shares excluding holders of Class “L”, Class “M”, Class “N” and Class “P” Shares or to holders of Class “P” Shares excluding holders of Class “L”, Class “M”, Class “N” and Class “O” Shares or allocate it between holders of Class “L”, Class “M”, Class “N”, Class “O” and Class “P” Shares in the proportion that it shall determine, without being required to respect equality between these classes. The dividend declared to holders of Class “M” Shares is non-cumulative; and

(b)        Together with the holders of Class “L”, Class “N”, Class “O” and Class “P” Shares, share in the remaining property of the Corporation upon the liquidation or dissolution thereof.

(2)  Restrictions. In addition to the restrictions set forth in the provisions of the Companies Act, the Corporation may neither pay a dividend on Class “M” Shares nor purchase any such shares by agreement if, as a result thereof, the book value of the net assets of the Corporation would be insufficient to redeem the Class “B”, Class “C”, Class “D”, Class “E”, Class “F”, Class “G”, Class “H”, Class “I”, Class “J” and Class “K” Shares.

(3)  Voting rights. Shareholders of this Class are not entitled to vote or to receive notice of or attend any meeting of the shareholders of the Corporation.

CLASS “N” SHARES

The number of Class “N” Shares is unlimited, and the consideration paid into the subdivision of the issued and paid-up share capital account relating to such shares is also unlimited; Class “N” Shares have no par value and shall carry the following rights, privileges, conditions and restrictions:

(1) Dividend and participation. Subject to the rights and privileges conferred by the other classes of shares, holders of Class “N” Shares shall be entitled to:

(a)         Participate in the property, profits and asset surplus of the Corporation and, for that purpose, receive any dividend declared by the Corporation. The board of directors of the Corporation may, in its sole discretion, allocate the whole of such dividend to holders of Class “N” Shares excluding holders of Class “L”, Class “M”, Class “O” and Class “P” Shares or to holders of Class “L” Shares excluding holders of Class “M”, Class “N”, Class “O” and Class “P” Shares or to holders of Class “M” Shares excluding holders of Class “L”, Class “N”, Class “O” and Class “P” Shares or to holders of Class “O” Shares excluding holders of Class “L”, Class “M”, Class “N” and Class “P” Shares or to holders of Class “P” Shares excluding holders of Class “L”, Class “M”, Class “N” and Class “O” Shares or allocate it between holders of Class “L”, Class “M”, Class “N”, Class “O” and Class “P” Shares in the proportion that it shall determine, without being required to respect equality between these classes. The dividend declared to holders of Class “N” Shares is non-cumulative; and

(b)        Together with the holders of Class “L”, Class “M”, Class “O” and Class “P” Shares, share in the remaining property of the Corporation upon the liquidation or dissolution thereof.

(2)  Restrictions. In addition to the restrictions set forth in the provisions of the Companies Act, the Corporation may neither pay a dividend on Class “N” Shares nor purchase any such shares by agreement if, as a result thereof, the book value of the net assets of the Corporation would be insufficient to redeem the Class “B”, Class “C”, Class “D”, Class “E”, Class “F”, Class “G”, Class “H”, Class “I”, Class “J” and Class “K” Shares.

(3)  Voting rights. Shareholders of this Class are not entitled to vote or to receive notice of or attend any meeting of the shareholders of the Corporation.

CLASS “O” SHARES

The number of Class “O” Shares is unlimited, and the consideration paid into the subdivision of the issued and paid-up share capital account relating to such shares is also unlimited; Class “O” Shares have no par value and shall carry the following rights, privileges, conditions and restrictions:

(1) Dividend and participation. Subject to the rights and privileges conferred by the other classes of shares, holders of Class “O” Shares shall be entitled to:

(a)         Participate in the property, profits and asset surplus of the Corporation and, for that purpose, receive any dividend declared by the Corporation. The board of directors of the Corporation may, in its sole discretion, allocate the whole of such dividend to Class “O” shareholders excluding holders of Class “L”, Class “M”, Class “N” and Class “P” Shares or to holders of Class “L” Shares excluding holders of Class “M”, Class “N”, Class “O” and Class “P” Shares or to holders of Class “M” Shares excluding holders of Class “L”, Class “N”, Class “O” and Class “P” Shares or to holders of Class “N” Shares excluding holders of Class “L”, Class “M”, Class “O” and Class “P” Shares or to holders of Class “P” Shares excluding holders of Class “L”, Class “M”, Class “N” and Class “O” Shares or allocate it between holders of Class “L”, Class “M”, Class “N”, Class “O” and Class “P” Shares in the proportion that it shall determine, without being required to respect equality between these classes. The dividend declared to holders of Class “O” Shares is non-cumulative; and

(b)          Together with the holders of Class “L”, Class “M”, Class “N” and Class “P” Shares, share in the remaining property of the Corporation upon the liquidation or dissolution thereof.

(2)  Restrictions. In addition to the restrictions set forth in the provisions of the Companies Act, the Corporation may neither pay a dividend on Class “O” Shares nor purchase any such shares by agreement if, as a result thereof, the book value of the net assets of the Corporation would be insufficient to redeem the Class “B”, Class “C”, Class “D”, Class “E”, Class “F”, Class “G”, Class “H”, Class “I”, Class “J” and Class “K” Shares.

(3)  Voting rights. Shareholders of this Class are not entitled to vote or to receive notice of or attend any meeting of the shareholders of the Corporation.

CLASS “P” SHARES

The number of Class “P” Shares is unlimited, and the consideration paid into the subdivision of the issued and paid-up share capital account relating to such shares is also unlimited; Class “P”

Shares have no par value and shall carry the following rights, privileges, conditions and restrictions:

(1) Dividend and participation. Subject to the rights and privileges conferred by the other classes of shares, holders of Class “P” Shares shall be entitled to:

(a)         Participate in the property, profits and asset surplus of the Corporation and, for that purpose, receive any dividend declared by the Corporation. The board of directors of the Corporation may, in its sole discretion, allocate the whole of such dividend to holders of holders of Class “P” Shares excluding holders of Class “L”, Class “M”, Class “N” and Class “O” Shares or to holders of Class “L” Shares excluding holders of Class “M”, Class “N”, Class “O” and Class “P” Shares or to holders of Class “M” Shares excluding holders of Class “L”, Class “N”, Class “O” and Class “P” Shares or to holders of Class “N” Shares, excluding holders of Class “L”, Class “M”, Class “O” and Class “P” Shares or to holders of Class “O” Shares, excluding holders of Class “L”, Class “M”, Class “N” and Class “P” Shares or allocate it between holders of Class “L”, Class “M”, Class “N”, Class “O” and Class “P” Shares in the proportion that it shall determine, without being required to respect equality between these classes. The dividend declared to Class holders of “P” Shares is non-cumulative; and

(b)        Together with the holders of Class “L”, Class “M”, Class “N” and Class “O” Shares, share in the remaining property of the Corporation upon the liquidation or dissolution thereof.

(2)  Restrictions. In addition to the restrictions set forth in the provisions of the Companies Act, the Corporation may neither pay a dividend on Class “P” Shares nor purchase any such shares by agreement if, as a result thereof, the book value of the net assets of the Corporation would be insufficient to redeem the Class “B”, Class “C”, Class “D”, Class “E”, Class “F”, Class “G”, Class “H”, Class “I”, Class “J” and Class “K” Shares.

(3)  Voting rights. Shareholders of this Class are not entitled to vote or to receive notice of or attend any meeting of the shareholders of the Corporation.

* * * * * * * * * * *

[Translation]

SCHEDULE B

to the articles of consolidation of

TÉLÉDISTRIBUTION AMOS INC.

(the “Corporation”)

RESTRICTIONS ON TRANSFER OF SHARES

Subject to any terms that may be defined in a unanimous shareholder agreement,

(a)	The shares cannot be sold, gifted, disposed of, exchanged or transferred in any manner whatsoever, except in the event of death (clause e), unless they have been first offered to duly registered holders of shares of the Corporation on a pro rata basis according to the number of shares already held by such holders in the capital stock of the Corporation;

(b)	In the event that one of the holders of shares does not avail itself of its right and benefit, its share shall extend to the other holders on a pro rata basis according to the number of shares they hold;

(c)	The offer to sell must be made to the secretary of the Corporation which, within thirty (30) days after it has received this offer, must make inquiries of the holders of shares regarding their intention to purchase the shares offered;

(d)	In the event that the holders of shares do not avail themselves of this purchasing privilege, it shall be lawful for the proposing seller to sell the shares being offered to anyone, but at a price that must not be less than the price the seller would have asked the other shareholders;

(e)	The abovementioned conditions and restrictions relating to the transfer of shares may apply to the shares disposed by reason of death, when the directors of the Corporation have so determined by resolution; in both cases, notice of such resolution shall be given to the executors or assigns of the deceased shareholder instructing them to sell the shares held by the deceased shareholder according to the procedure described above.

Shares of the Corporation shall not be transferred unless the board of directors consents by valid resolution. Such consent may, however, be obtained following registration of the transfer of the shares in the books of the Corporation, in which case the transfer shall be valid and take effect retroactively to the date of its registration.

RESTRICTIONS ON TRANSFERS OF SECURITIES CLAUSE

As long as the Corporation is taking advantage of the “private issuer” exemption under Regulation 45-106 respecting Prospectus Exemptions (R.S.Q. c. V-1.1), any disposal of the securities of the Corporation, other than non-convertible debt securities, is subject to the consent of a majority of directors, to be evidenced by a resolution of the board of directors or, if appropriate, to the restrictions contained in any agreement between the holders.

BORROWING POWERS

In addition to the powers conferred by these articles and without the scope of the powers conferred upon directors by sections 123.6 and 77 of the Companies Act, R.S.Q., chap. C-38, directors may, if they deem fit and without having to obtain the authorization of shareholders:

(a)	Borrow money upon the credit of the Corporation;

(b)	Issue debentures or other securities of the Corporation and pledge or sell them for such prices and such sums as may deemed expedient;

(c)	Hypothecate the property or otherwise affect the movable property of the Corporation;

(d)	Delegate one or more of the abovementioned powers to one or more directors or officers, to an executive committee or a committee of the board of directors of the Corporation.